Exhibit 99.3

TRIUMPH BANCORP TO ACQUIRE FIRST BANCORP OF DURANGO, SOUTHERN COLORADO CORP. AND INTERSTATE CAPITAL CORPORATION

DALLAS, April 9, 2018 (GLOBE NEWSWIRE) — Triumph Bancorp, Inc. (NASDAQ: TBK) (the “Company”) announced today that it has signed definitive agreements to acquire First Bancorp of Durango, Inc. and Southern Colorado Corp. The company also announced the entry into an asset purchase agreement by Advance Business Capital d/b/a Triumph Business Capital (“Triumph Business Capital”) to acquire the transportation factoring assets of Interstate Capital Corporation (“Interstate Capital”).

“Collectively, these acquisitions reflect our business strategy of pairing unique commercial finance asset generation with core deposit funding and are expected to generate strong financial results for the Company’s stakeholders,” said Aaron P. Graft, vice chairman and chief executive officer of Triumph Bancorp.

First Bancorp of Durango and Southern Colorado Corp Acquisitions

First Bancorp of Durango is a bank holding company with $646 million in total assets as of December 31, 2017. Its wholly-owned community banking subsidiary, The First National Bank of Durango, serves consumers and businesses from four branches in Durango, Colorado and one branch in Bayfield, Colorado. Its wholly-owned subsidiary, Bank of New Mexico, serves consumers and businesses from three branches in Albuquerque, Gallup and Grants, New Mexico.

Southern Colorado Corp. is a bank holding company with $88 million in total assets as of December 31, 2017. Its wholly-owned community banking subsidiary, Citizens Bank of Pagosa Springs, serves consumers and businesses from its two branches in Pagosa Springs, Colorado.

“We are really excited about the acquisitions of The First National Bank of Durango, Bank of New Mexico and Citizens Bank of Pagosa Springs,” said Graft. “As a result of these transactions, TBK Bank’s presence will be among the largest in the state of Colorado. The Bank of New Mexico acquisition also extends our market reach into New Mexico, which we hope to grow in the future. In all of our new markets, we are committed to serving our new customers with the excellence and personalized service to which they are accustomed.”

“We are pleased to have in TBK a partner as committed to community banking as we are,” said Mark Daigle, president and chief executive officer of The First National Bank of Durango. “It is evident that TBK Bank strongly supports the communities in which they operate. It is also evident that TBK Bank places a high value on all of its customer relationships and team members.”

“We believe partnering with TBK Bank will increase our ability to provide value and resources to the people, businesses and communities we serve,” said Clemente Sanchez, chairman, president and chief executive officer of Bank of New Mexico.

“As a part of TBK Bank, we will offer a wider range of products and services,” said James L. Smith, president and chief executive officer of Citizens Bank of Pagosa Springs. “TBK Bank has expressed a commitment to continue community lending in Pagosa Springs.”

Following the close of the transactions, The First National Bank of Durango, Bank of New Mexico and Citizens Bank of Pagosa Springs will be merged into the Company’s subsidiary bank, TBK Bank, SSB, with the resulting institution operating under the TBK Bank brand name.

These transactions have been unanimously approved by the Boards of Directors of Triumph Bancorp, First Bancorp of Durango and Southern Colorado Corp., and are subject to customary closing conditions, including receipt of required regulatory approvals. The transactions are expected to close during the third quarter of 2018.

Triumph Bancorp was advised in this transaction by Wachtell, Lipton, Rosen & Katz as legal counsel and Stephens Inc. and Evercore as financial advisors. Sullivan & Cromwell LLP acted as legal counsel and Hovde Group, LLC acted as financial adviser to First Bancorp of Durango and Southern Colorado Corp.

Interstate Capital Acquisition

Interstate Capital is one of North America’s leading invoice factoring companies with offices located in El Paso, Texas and Santa Teresa, New Mexico. Since 1993, Interstate Capital has focused on helping small and medium-sized businesses succeed and grow.

“Adding Interstate Capital’s team members, processes and business network to Triumph Business Capital creates one of, if not the, strongest transportation factoring platform in the United States,” said Graft. “We are proud to be associated with trucking, and this transaction specifically furthers our role in meeting the working capital needs of the small business owners who keep America moving forward.”

“The entire ICC team is very excited about becoming a part of the Triumph organization,” said Cliff Eisenberg, the chief executive officer of Interstate Capital Corporation. “This transaction will allow us to better meet the challenges of the future and take advantage of the many opportunities for servicing the financial needs of small and medium sized businesses. The combining of the resources of the two companies makes for a stronger enterprise – we are definitely stronger together. This is certainly a case where the whole has greater value than the pieces individually.”

Tony Furman, the president of Interstate Capital Corporation added, “Working alongside Cliff Eisenberg and Louis Cohen, our vice president, for 25 years has been the highlight of my career and a personal pleasure. Now, I look forward with eager anticipation, to the joining of our respective teams, and two storied companies, that are uniquely compatible.”

Upon close of the transaction, Interstate Capital will operate as Interstate Capital, a Triumph company. The staff of Interstate Capital will become employees of Triumph Business Capital immediately following the close of the acquisition.

This transaction has been unanimously approved by the Boards of Directors of Triumph Bancorp and Interstate Capital, and is subject to customary closing conditions, including required regulatory notices. The transaction is expected to close during the second quarter of 2018.

Triumph Bancorp was advised in this transaction by Wachtell, Lipton, Rosen & Katz as legal counsel. Kemp Smith LLC acted as legal counsel, and Hovde Group, LLC and Houlihan Lokey acted as financial adviser to Interstate Capital.

ABOUT TRIUMPH BANCORP, INC.

Triumph Bancorp, Inc. (NASDAQ: TBK) is a financial holding company headquartered in Dallas, Texas, with a diversified line of community banking and commercial finance activities. Our bank subsidiary, TBK Bank, SSB, is a Texas-state savings bank offering commercial and consumer banking products focused on meeting client needs in Texas, Colorado, Kansas, Iowa and Illinois. We also serve a national client base through our Triumph Commercial Finance division, which offers factoring, equipment lending, asset based lending, and premium finance solutions for independent insurance agents. We offer discount factoring through Advance Business Capital LLC, d/b/a Triumph Business Capital and insurance through Triumph Insurance Group, Inc.

ABOUT FIRST BANCORP OF DURANGO, INC.

First Bancorp of Durango is a bank holding company with $646 million in total assets as of December 31, 2017. Its wholly-owned community banking subsidiary, The First National Bank of Durango, serves consumers and businesses from four branches in Durango, Colorado and one branch in Bayfield, Colorado. Its wholly-owned subsidiary, Bank of New Mexico, serves consumers and businesses from three branches in Albuquerque, Gallup and Grants, New Mexico.

ABOUT SOUTHERN COLORADO CORP.

Southern Colorado Corp. is a bank holding company with $88 million in total assets as of December 31, 2017. Its wholly-owned community banking subsidiary, Citizens Bank of Pagosa Springs, serves consumers and businesses from its two branches in Pagosa Springs, Colorado.

ABOUT INTERSTATE CAPITAL CORPORATION

As one of North America’s largest independently owned factoring companies, Interstate Capital helps small and medium-sized businesses increase their cash flow and reach their business growth goals through innovative accounts receivable financing. Founded in 1993 in Santa Teresa, New Mexico, Interstate Capital specializes in invoice factoring for the transportation, manufacturing/wholesale distribution, oil field service and staffing industries. Today, Interstate Capital employs nearly 150 professionals and has successfully funded over 10,000 transportation, manufacturing and service-based businesses. The company purchased over $1 billion dollars of invoices in 2017 from over 1,000 clients throughout North America. Learn more at https://www.interstatecapital.com.

FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates,” or “anticipates,” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods that may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: risks relating to our ability to consummate the pending acquisitions of First Bancorp of Durango, Inc. and Southern Colorado Corp., and our pending acquisition of the operating assets of Interstate Capital Corporation and certain of its affiliates, including the possibility that the expected benefits related to the pending acquisitions may not materialize as expected; of the pending acquisitions not being timely completed, if completed at all; that prior to the completion of the pending acquisitions, the targets’ businesses could experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities, difficulty retaining key employees; and of the parties’ being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within our management’s expected timeframes or at all; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market area; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our pending acquisitions of First Bancorp of Durango, Inc. and Southern Colorado Corp., and our pending acquisition of the operating assets of Interstate Capital Corporation and certain of its affiliates, and our prior acquisitions of Valley Bancorp, Inc. and nine branches from Independent Bank in Colorado) and any future acquisitions; our ability to successfully identify and address the risks associated with our recent, pending and possible future acquisitions, and the risks that our prior and planned future acquisitions make it more difficult for investors to evaluate our business, financial condition and results of operations, and impairs our ability to accurately forecast our future performance; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets, or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally, or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities, and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements.

While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statement is qualified in its entirety by reference to the matters discussed in this press release. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance, or transactions, see the section entitled “Risk Factors” in the most recent Annual Report on Form 10-K filed by us with the Securities and Exchange Commission.

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Triumph Investor Relations:

Luke Wyse

Senior Vice President, Finance & Investor Relations

lwyse@tbkbank.com | 214-365-6936

Triumph Media Contact:

Amanda Tavackoli

Senior Vice President, Marketing & Communication

atavackoli@tbkbank.com | 214-365-6930

Source: Triumph Bancorp, Inc.